EXHIBIT 99.3
                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the registration statement of Lighten Up Enterprises International, Inc. (the "Company") on Form 10-SB as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary C. Lewis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The registration statement fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Gary C. Lewis
---------------------------
Gary C. Lewis
Chief Executive Officer

October 30, 2002


      In connection with the registration statement of Lighten Up Enterprises International, Inc. (the "Company") on Form 10-SB as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mary E. Ross, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The registration statement fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Mary E. Ross
---------------------------
Mary E. Ross
Chief Executive Officer

October 30, 2002